                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     March 10, 2005
                                                ----------------------

             J.P. Morgan Chase Commercial Mortgage Securities Corp.
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             (Exact name of registrant as specified in its charter)

        New York                      333-118975                  13-3789046
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)                File Number)          Identification No.)

       270 Park Avenue
       New York, New York                                         10167
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       (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code      (212) 834-9280
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities
      Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange
      Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the
      Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events.

                  Attached as Exhibit 99 are Structural and Collateral Term
Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission on February 17, 1995, to the Public Securities
Association) furnished to the Registrant by J.P. Morgan Securities Inc., CIBC
World Markets Corp., Credit Suisse First Boston LLC and Wachovia Capital
Markets, LLC (the "Underwriters") in respect of the Registrant's proposed offering of certain classes of the Commercial Mortgage Pass-Through
Certificates, Series 2005-CIBC11 (the "Offered Certificates").

                  The Offered Certificates will be offered pursuant to a
Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3
(No. 333-118975) (the "Registration Statement"). The Registrant hereby incorporates the Computational Materials by reference in the Registration
Statement.

                  The Structural and Collateral Term Sheets were prepared solely by the Underwriters, and the Registrant did not prepare or participate in the preparation of the Structural and Collateral Term Sheets.

Item 9.01.    Financial Statements, Pro Forma Financial Information and Exhibits

          (c)     Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                             Description
-----------                             -----------

(99)

                                        Structural and Collateral Term Sheets
                                        prepared by J.P. Morgan Securities Inc.,
                                        CIBC World Markets Corp., Credit Suisse
                                        First Boston LLC and Wachovia Capital
                                        Markets, LLC in connection with the J.P.
                                        Morgan Chase Commercial Mortgage
                                        Securities Corp., Commercial Mortgage
                                        Pass-Through Certificates, Series
                                        2005-CIBC11

SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 14, 2005

                                        J.P. MORGAN CHASE COMMERCIAL
                                        MORTGAGE SECURITIES CORP.

                                        By:       /s/ Charles Y. Lee
                                              ----------------------------------
                                             Name: Charles Y. Lee
                                             Title: Vice President

                                INDEX TO EXHIBITS
                                -----------------

                                                                  Paper (P) or
Exhibit No.      Description                                     Electronic (E)
-----------      -----------                                     --------------

(99)             Structural and Collateral Term Sheets                 E
                 prepared by J.P. Morgan Securities Inc.,
                 CIBC World Markets Corp., Credit Suisse
                 First Boston LLC and Wachovia Capital
                 Markets, LLC in connection with the J.P.
                 Morgan Chase Commercial Mortgage
                 Securities Corp., Commercial Mortgage
                 Pass-Through Certificates, Series
                 2005-CIBC11